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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Proxy Statement/Prospectus of our reports dated March 5, 1997 included in QuadraMed Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Proxy Statement/ Prospectus.

                                                             ARTHUR ANDERSEN LLP

[            ], 1998
San Jose, California